UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03159

Active Assets Money Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	June 30,

Date of reporting period:	June 30, 2016

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2016 Morgan Stanley

AAMANN
1554870 EXP 8.31.17

INVESTMENT MANAGEMENT

Active Assets
Money Trust

Annual Report

June 30, 2016

Active Assets Money Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	10
Portfolio of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28
Investment Advisory Agreement Approval	29
Privacy Notice	32
Trustee and Officer Information	37

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Active Assets Money Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended June 30, 2016

Market Conditions

The economy expanded at a somewhat slower pace in the third quarter of 2015, at 2.0 percent, as slower inventory growth subtracted from gross domestic product (GDP) as did lower exports due to the dollar's appreciation.(i) Fourth-quarter GDP rose in line with median forecasts, growing at 1.4 percent (annualized). Growth was diminished due to slowing markets abroad, strong dollar appreciation, and plunging oil prices. The economy grew at an average of 2 percent through 2015. First quarter 2016 expanded at a modest 1.1 percent, the slowest pace in two years, due to continued turbulence in the financial markets and global economic problems.

While economic growth continued to exhibit a choppy pattern, labor market conditions improved markedly in the second half of 2015. Non-farm payrolls rose an average of 192,000 per month in the third quarter, accelerating in the fourth quarter to an average of 282,000.(ii) Healthy job creation and fairly static participation rates allowed the unemployment rate to fall to 5.0 percent as of December 2015, at or near the Federal Reserve's (Fed) definition of full employment.

Despite global uncertainty, U.S. employment data continued to show resiliency in the first quarter of 2016. Non-farm payrolls averaged 195,000 for the quarter, while the participation rate continued its upward trend from 62.7 to 63 percent, the highest level in two years. The unemployment rate fluctuated slightly throughout the quarter, but ended at 5 percent on March 31.

Non-farm payrolls rose an average of 147,000 in the second quarter of 2016, indicating a general slowdown in the hiring market. April non-farm payrolls increased at 144,000, below consensus expectations of 200,000. Industries that showed strong first-quarter growth pulled back, highlighted by the retail sector's largest payroll cut in two years. The unemployment rate held firm at 5 percent. Employers in May added the fewest number of workers in almost six years, originally reported at 38,000 but revised down to 11,000, reflecting broad cutbacks that raised concern about the health of the U.S. economy. Construction, manufacturing and mining were the hardest-hit sectors. The jobless rate dropped from 5.0 percent to 4.7 percent, the lowest since November 2007, as Americans left the labor force. Payroll growth in June of 287,000 far exceeded consensus expectations of 180,000, due to strong performance across multiple sectors. June numbers tempered fears of a slowing labor market caused by the poor May results. The unemployment rate rose to 4.9 percent as people re-entered the labor force. Non-farm payrolls rose an average of 172,000 in the first half of 2016.

Monetary policy remained a key driver of sentiment and market performance. Early in the period, short-term interest rates continued to be anchored by the Fed's near-zero interest rate policy. At the June 2015 meeting, the Federal Open Market Committee (FOMC) delivered its much-anticipated updated interest rate projections from FOMC members, which showed that

(i)  Source for all GDP data: Bureau of Economic Analysis

(ii)  Source for all employment data: Bureau of Labor Statistics the median forecast for the fed funds rate at the end of 2015 was unchanged from the March statement at 0.625 percent and that 15 of the 17 voting members believed that 2015 will be the appropriate time to increase interest rates off of the zero bound.(iii) The Fed noted that the economy and labor market were improving but it needs to see more progress before raising rates. Fed Chair Janet Yellen reiterated that the forward path of rate hikes will be very gradual and that all policy decisions will be data dependent.

Over the June 30 quarter-end, the Federal Reserve Bank of New York (FRBNY) conducted term fixed-rate reverse repurchase agreement (RRP) facility, in addition to the overnight RRP operation, which helped counterbalance some of the supply pullback in our markets over quarter-ends. The FRBNY held two term auctions, with 7-day and 2-day maturity tenors, both for $100 billion each that matured over month-end. Both auctions were oversubscribed and each stopped at a 0.07 percent rate. Aggregating the overnight RRP, which totaled nearly $200 billion, with the term auctions, total RRP outstandings over the third quarter was about $450 billion, a new high for the facility.

The July FOMC meeting went as expected, with no changes to policy and an upgraded assessment of the labor market. There was no FOMC meeting in August. However, China stole the spotlight globally as growth concerns sent the Shanghai Composite Index, a gauge of the Chinese stock market, sharply lower. The People's Bank of China has struggled to stem the market sell-off, despite using a wide array of unconventional policy tools. Although global growth concerns linger, U.S. economic data continued to remain solid.

All eyes were on the FOMC in September as markets around the world eagerly anticipated the interest rate decision and update on the economy. The September FOMC meeting was accompanied by the quarterly Summary of Economic Projections (SEP) and a press conference with Chair Yellen. In the meeting's most noteworthy decision, the benchmark fed funds rate was left unchanged, as the Fed refrained from hiking rates for the first time since 2006. In terms of a rate outlook going forward, projections from FOMC members showed that the median forecasts for the level of the fed funds rate over the next few years were revised downward slightly. Despite this, 13 of the 17 FOMC members still believed that 2015 was the appropriate time for the initial interest rate hike, which was down from 15 of 17 members in June. This messaging suggested a likelihood of a rate hike before the end of 2015.

The Fed saw further improvement in the labor market but inflation continued to run below the longer-run objective. The Fed also noted that the "recent global economic and financial developments may restrain economic activity somewhat and are likely to put downward pressure on inflation in the near-term." Overall, in light of heightened uncertainties abroad and subdued inflation, the Fed believed it should wait for further economic data to justify a rate hike. Forward guidance on this topic remained unchanged as the FOMC needed to see further progress in the labor

(iii)  Source for all fed funds rate projections: Federal Reserve market and must be "reasonably confident" that inflation is moving toward the long-run target of 2 percent over the medium term before raising rates. Messaging from Chair Yellen reiterated that the forward path of rate hikes will be very gradual and that all policy decisions will be data dependent.

The October FOMC meeting offered the market an important update on the Fed's views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.

At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by basis points to a range of 0.25 percent to 0.50 percent. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation to rise to 2 percent over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

Following the December rate hike, the FRBNY made adjustments to the overnight fixed-rate RRP facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they have adopted a "wait and see" stance before considering any additional monetary actions in the near term.

In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25 percent to 0.50 percent. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 11,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25 percent to 0.50 percent. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52 percent in favor. The vote to leave was supported by resentment over Britain's high annual contributions to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the UK files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury declined to 2.19 percent and the 10-year slid to 1.39 percent in days following the referendum.

Performance Analysis

As of June 30, 2016, Active Assets Money Trust had net assets of approximately $4.9 billion and an average portfolio maturity of 20 days. For the 12-month period ended June 30, 2016, the Fund provided a total return of 0.07 percent. For the seven-day period ended

June 30, 2016, the Fund provided an effective annualized yield of 0.14 percent and a current yield of 0.14 percent, while its 30-day moving average yield for June was 0.12 percent. Yield quotations more closely reflect the current earnings of the Fund. Past performance is no guarantee of future results.

We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty. During the period, we purchased high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/16
Repurchase Agreements	40.7%
Commercial Paper	26.8
Certificates of Deposit	15.4
Floating Rate Notes	11.9
Time Deposits	5.2
MATURITY SCHEDULE as of 06/30/16
1 - 30 Days	54.4%
31 - 60 Days	41.9
61 - 90 Days	3.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including, but not limited to, commercial paper); debt obligations of U.S.-regulated banks (including domestic branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated foreign bank obligations; asset-backed securities; repurchase agreements; municipal obligations; and variable and floating rate notes.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/16 – 06/30/16.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/16	06/30/16	01/01/16 – 06/30/16
Actual (0.06% return)	$1,000.00	$1,000.61	$2.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.73	$2.16

  @  Expenses are equal to the Fund's annualized expense ratio of 0.43% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Active Assets Money Trust

Portfolio of Investments  ■  June 30, 2016

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (40.7%)
$250,000	Bank of Nova Scotia, (dated 06/17/16; proceeds $250,128,333; fully collateralized by various U.S. Government agency securities, 0.90% - 7.25% due 04/25/17 - 05/20/46; valued at $257,417,835) (Demand 07/07/16)	0.33	(a)%	08/12/16	$250,000,000
135,000	Bank of Nova Scotia, (dated 10/07/15; proceeds $135,511,500; fully collateralized by various U.S. Government agency securities, 2.67% - 4.00% due 10/01/25 - 03/01/46; valued at $138,991,211) (Demand 07/07/16)	0.40	(a)	09/12/16	135,000,000
190,750	BNP Paribas Securities Corp., (Interest in $700,000,000 joint repurchase agreement, dated 06/30/16 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $700,007,778 on 07/01/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 07/20/58; valued at $720,865,070)	0.40		07/01/16	190,750,000
205,000	BNY Mellon Capital Markets, (dated 06/30/16; proceeds $205,002,790; fully collateralized by various U.S. Government agency securities, 0.00% - 9.50% due 07/06/16 - 06/20/46 and U.S. Government obligations, 0.00% - 3.50% due 08/04/16 - 11/15/24; valued at $210,437,429)	0.49		07/01/16	205,000,000
75,000	Credit Suisse Securities USA, (dated 02/24/16; proceeds $75,325,850; fully collateralized by various Corporate Bonds, 0.95% - 10.50% due 02/15/17 - 12/29/49 (b); valued at $79,501,474)	1.03		07/25/16	75,000,000
20,000	ING Financial Markets LLC, (dated 06/30/16; proceeds $20,000,211; fully collateralized by various Corporate Bonds, 3.25% - 6.70% due 06/07/22 - 08/01/28; valued at $21,004,943)	0.38		07/01/16	20,000,000
10,000	ING Financial Markets LLC, (dated 06/30/16; proceeds $10,000,142; fully collateralized by a Corporate Bond, 5.88% due 04/15/22; valued at $10,602,042)	0.51		07/01/16	10,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  June 30, 2016 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$76,000	JP Morgan Clearing Corp., (dated 06/23/16; proceeds $76,017,733; fully collateralized by various Corporate Bonds, 0.00% due 04/15/17 - 10/02/43; valued at $80,571,449) (Demand 07/07/16)	0.60	(a)%	07/27/16	$76,000,000
80,000	Merrill Lynch Pierce Fenner & Smith, (dated 04/04/16; proceeds $80,238,000; fully collateralized by various Common Stocks; valued at $84,000,086) (Demand 07/01/16)	0.85	(a)	08/04/16	80,000,000
45,000	Mizuho Securities USA, Inc., (dated 06/30/16; proceeds $45,000,475; fully collateralized by various Common Stocks and Preferred Stocks; valued at $47,250,018)	0.38		07/01/16	45,000,000
55,000	Pershing LLC, (dated 06/29/16; proceeds $55,004,278; fully collateralized by various U.S. Government agency securities, 0.69% - 9.00% due 09/21/16 - 04/20/66 and U.S. Government obligations, 0.00% due 09/29/16 - 11/10/16; valued at $56,527,256)	0.40		07/06/16	55,000,000
45,000	Pershing LLC, (dated 06/07/16; proceeds $45,065,100; fully collateralized by various Corporate Bonds, 0.90% - 11.38% due 07/14/16 - 07/15/97 (b); valued at $47,371,805)	0.84		08/08/16	45,000,000
645,000	RBS Securities, Inc., (dated 06/30/16; proceeds $645,007,167; fully collateralized by various U.S. Government agency securities, 0.38% - 6.75% due 08/25/16 - 02/22/41; valued at $657,904,855)	0.40		07/01/16	645,000,000
75,000	Scotia Capital USA, Inc., (dated 06/30/16; proceeds $75,001,000; fully collateralized by various Corporate Bonds, 4.25% - 12.25% due 08/15/16 - 01/15/24; valued at $79,553,880)	0.48		07/01/16	75,000,000
24,200	SG Americas Securities, (dated 06/30/16; proceeds $24,200,336; fully collateralized by various Corporate Bonds, 2.40% - 9.00% due 04/01/19 - 03/15/46; valued at $25,551,973)	0.50		07/01/16	24,200,000
45,000	Wells Fargo Securities LLC, (dated 06/30/16; proceeds $45,022,294; fully collateralized by various Corporate Bonds, 2.88% - 7.25% due 02/01/17 - 05/15/55; valued at $47,263,496)	0.62		07/29/16	45,000,000
	Total Repurchase Agreements (Cost $1,975,950,000)				1,975,950,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  June 30, 2016 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (26.8%)
	Automobiles (6.6%)
$223,750	American Honda Finance Corp.	0.48 - 0.52%	08/08/16 - 08/12/16	$223,626,683
95,000	Toyota Motor Credit Corp.	0.46	08/09/16	94,952,658
				318,579,341
	Computer Technology (1.8%)
86,000	Apple, Inc.	0.45	08/08/16	85,959,150
	Domestic Bank (1.0%)
50,000	ING US Funding LLC	0.77	07/01/16	50,000,000
	International Banks (17.4%)
16,000	BPCE SA	0.56	08/02/16	15,992,036
49,000	Danske Corp.	0.60	08/12/16	48,965,700
187,000	DBS Bank Ltd.	0.49	08/12/16 - 08/15/16	186,887,382
45,000	DBS Bank Ltd. (c)	0.64	08/31/16	44,951,200
10,000	DNB Bank ASA	0.51	08/12/16	9,994,050
50,000	Erste Abwicklungsanstalt	0.65	07/18/16	49,984,653
193,000	Macquarie Bank Ltd.	0.54 - 0.55	08/08/16 - 08/15/16	192,882,421
9,000	Nordea Bank AB	0.51	08/09/16	8,995,027
92,000	Oversea-Chinese Banking Corp. Ltd.	0.49	08/08/16	91,952,416
12,000	Skandinaviska Enskilda Banken AB	0.52	08/11/16	11,992,893
43,000	Sumitomo Mitsui Banking Corp.	0.54	08/10/16	42,974,200
13,000	Sumitomo Mitsui Trust Bank Ltd.	0.54	08/08/16	12,992,590
23,000	Suncorp-Metway Ltd.	0.92	08/11/16	22,975,901
105,000	United Overseas Bank Ltd.	0.70 - 0.75	07/05/16 - 08/15/16	104,918,756
				846,459,225
	Total Commercial Paper (Cost $1,300,997,716)			1,300,997,716
	Certificates of Deposit (15.4%)
	Domestic Bank (3.9%)
190,000	Citibank NA	0.58	08/08/16	190,000,000
	International Banks (11.5%)
47,000	Banco del Estado de Chile	0.49	08/08/16	47,000,000
62,400	Credit Industriel et Commercial	0.60 - 0.90	07/06/16 - 08/12/16	62,404,484
75,000	Credit Suisse	0.77 - 0.78	07/08/16 - 08/08/16	75,000,000
23,000	DNB Bank ASA	0.61	08/15/16	23,003,434
92,000	Mizuho Bank Ltd.	0.53 - 0.74	07/15/16 - 08/12/16	92,000,072
25,000	Oversea Chinese Banking Corp.	0.70	07/08/16	25,000,000
120,000	Sumitomo Mitsui Banking Corp.	0.64	08/15/16	120,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  June 30, 2016 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$75,000	Sumitomo Mitsui Trust Bank Ltd.	0.71%	07/29/16	$75,000,000
25,000	Svenska Handelsbanken AB	0.66	07/05/16	25,000,014
14,000	Swedbank AB	0.61	08/15/16	14,001,915
				558,409,919
	Total Certificates of Deposit (Cost $748,409,919)			748,409,919

		COUPON RATE (a)	DEMAND DATE (d)
	Floating Rate Notes (11.9%)
	Domestic Banks (1.5%)
20,000	Bank of America NA	0.80%	07/22/16	07/22/16	20,000,000
52,000	HSBC Bank USA NA	0.76	07/11/16	07/11/16	52,000,000
					72,000,000
	International Banks (10.4%)
30,000	Bank of Nova Scotia	0.79	07/26/16	07/26/16	30,000,000
105,000	Bank of Nova Scotia (c)	0.80	07/12/16	08/12/16	105,000,000
65,000	Canadian Imperial Bank of Commerce	0.77	07/18/16	07/22/16	65,000,000
35,000	Credit Industriel et Commercial	0.85	07/21/16	07/21/16	35,000,000
100,000	Credit Suisse	0.75 - 0.88	07/11/16 - 07/21/16	07/22/16 - 08/09/16	100,000,000
23,000	HSBC Bank PLC (c)	0.82	07/05/16	08/04/16	23,006,747
47,000	Mizuho Bank Ltd.	0.69	07/18/16 - 07/21/16	07/18/16 - 07/21/16	47,000,000
100,000	Sumitomo Mitsui Banking Corp.	0.70 - 0.71	07/11/16 - 07/29/16	08/08/16 - 08/31/16	100,000,000
					505,006,747
	Total Floating Rate Notes (Cost $577,006,747)				577,006,747

		ANNUALIZED YIELD ON DATE OF PURCHASE
	Time Deposits (5.2%)
	International Banks (5.2%)
100,000	Credit Agricole CIB (Grand Cayman)	0.31%	07/01/16	100,000,000
50,000	National Australia Bank Ltd. (Cayman)	0.30	07/01/16	50,000,000

See Notes to Financial Statements

Active Assets Money Trust

Portfolio of Investments  ■  June 30, 2016 continued

PRINCIPAL AMOUNT (000)	ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$100,000	National Bank of Canada (Montreal Branch)	0.28%	07/01/16	$100,000,000

Total Time Deposits (Cost $250,000,000)		250,000,000
Total Investments (Cost $4,852,364,382) (e)	100.0%	4,852,364,382
Other Assets in Excess of Liabilities	0.0 (f)	341,407
Net Assets	100.0%	$4,852,705,789

  (a)  Rate shown is the rate in effect at June 30, 2016.

  (b)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of June 30, 2016.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Date of next interest rate reset.

  (e)  The aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes.

  (f)  Amount is less than 0.05%.

See Notes to Financial Statements

Active Assets Money Trust

Financial Statements

Statement of Assets and Liabilities June 30, 2016

Assets:
Investments in securities, at value (cost $4,852,364,382, including value of repurchase agreements of $1,975,950,000)	$4,852,364,382
Cash	138,046
Receivable for:
Shares of beneficial interest sold	99,564,301
Interest	2,056,234
Prepaid expenses and other assets	226,009
Total Assets	4,954,348,972
Liabilities:
Payable for:
Shares of beneficial interest redeemed	99,577,567
Advisory fee	1,061,699
Distribution fee	410,460
Administration fee	205,230
Transfer and sub transfer agent fees	104,327
Accrued expenses and other payables	283,900
Total Liabilities	101,643,183
Net Assets	$4,852,705,789
Composition of Net Assets:
Paid-in-capital	$4,852,546,274
Dividends in excess of net investment income	(67,105)
Accumulated undistributed net realized gain	226,620
Net Assets	$4,852,705,789
Net Asset Value Per Share
4,852,449,988 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Active Assets Money Trust

Financial Statements continued

Statement of Operations For the year ended June 30, 2016

Net Investment Income:
Interest Income	$21,777,053
Expenses
Advisory fee (Note 3)	13,272,380
Distribution fee (Note 4)	5,167,440
Administration fee (Note 3)	2,583,720
Transfer and sub transfer agent fees (Note 5)	435,743
Custodian fees	175,186
Trustees' fees and expenses	124,336
Shareholder reports and notices	112,377
Professional fees	71,958
Registration fees	68,883
Other	135,985
Total Expenses	22,148,008
Less: amounts waived/reimbursed (Note 4)	(3,801,790)
Net Expenses	18,346,218
Net Investment Income	3,430,835
Net Realized Gain	279,169
Net Increase	$3,710,004

See Notes to Financial Statements

Active Assets Money Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015
Increase (Decrease) in Net Assets: Operations:
Net investment income	$3,430,835	$584,728
Net realized gain	279,169	21,788
Net Increase	3,710,004	606,516
Dividends to shareholders from net investment income	(3,430,835)	(584,859)
Net decrease from transactions in shares of beneficial interest	(424,841,075)	(680,994,936)
Net Decrease	(424,561,906)	(680,973,279)
Net Assets:
Beginning of period	5,277,267,695	5,958,240,974
End of Period (Including dividends in excess of net investment income of $(67,105) and $(63,412))	$4,852,705,789	$5,277,267,695

See Notes to Financial Statements

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016

1. Organization and Accounting Policies

Active Assets Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$1,975,950,000	$—	$1,975,950,000
Commercial Paper	—	1,300,997,716	—	1,300,997,716
Certificates of Deposit	—	748,409,919	—	748,409,919
Floating Rate Notes	—	577,006,747	—	577,006,747
Time Deposits	—	250,000,000	—	250,000,000
Total Assets	$—	$4,852,364,382	$—	$4,852,364,382

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2016, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

daily net assets exceeding $30 billion. For the year ended June 30, 2016, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.23% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended June 30, 2016, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive all or a portion of the Fund's distribution fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended June 30, 2016, the Distributor waived $2,463,893, and the Adviser waived $1,337,897. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's Prospectus or until such time that the Fund's Board of Trustees, (the "Trustees"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

6. Transactions with Affiliates

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended June 30, 2016, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended June 30, 2016, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $2,118. At June 30, 2016, the Fund had an accrued pension liability of $53,702, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015
Shares sold	20,320,173,842	22,311,437,719
Shares issued in reinvestment of dividends	3,430,835	584,859
	20,323,604,677	22,312,022,578
Shares redeemed	(20,748,445,752)	(22,993,017,514)
Net decrease in shares outstanding	(424,841,075)	(680,994,936)

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

8. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended June 30, 2016 remains subject to examination by taxing authorities.

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 DISTRIBUTIONS PAID FROM:	2015 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$3,430,835	$584,859

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to deferred compensation, resulted in the following reclassifications among the components of net assets at June 30, 2016:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$(3,693)	$3,693	$—

At June 30, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$357,832	$3,367

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended June 30, 2016, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $56,242.

Active Assets Money Trust

Notes to Financial Statements  ■  June 30, 2016 continued

10. Other

At June 30, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 100.0%.

11. Money Market Fund Regulation

The SEC has adopted changes to the rules that govern money market funds. The Fund intends to operate as a "retail money market fund," which allows the Fund to continue to seek to maintain a stable NAV. Also effective October 2016, the Fund will be permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of the Fund.

12. Subsequent Event

The Fund experienced significant redemptions after June 30, 2016. These redemptions could have a material impact on the future operation of the Fund.

Active Assets Money Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JUNE 30,
	2016		2015		2014		2013		2012
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.001		0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.001)		(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)(2)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.07%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses	0.36	%(3)	0.22	%(3)	0.18	%(3)	0.26	%(3)	0.23	%(3)
Net investment income	0.07	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)
Supplemental Data:
Net assets, end of period, in millions	$4,853		$5,277		$5,958		$6,366		$6,509

  (1)  Amount is less than $0.001.

  (2)  Includes capital gain distribution of less than $0.001.

  (3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2016	0.43%	(0.00)%*
June 30, 2015	0.42	(0.19)
June 30, 2014	0.42	(0.23)
June 30, 2013	0.42	(0.15)
June 30, 2012	0.42	(0.18)

  *  Amount is less than 0.005%.

See Notes to Financial Statements

Active Assets Money Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Active Assets Money Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Active Assets Money Trust (the "Fund") as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Assets Money Trust at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 29, 2016

Active Assets Money Trust

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Investment Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was equal to its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and,

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Investment Advisory Agreement Approval (unaudited) continued

where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was lower than its peer group average and the actual management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the

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historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Active Assets Money Trust

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

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•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Types Of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

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Privacy Notice (unaudited) continued

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.
The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").
If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121
Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

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SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.
In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Active Assets Money Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

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Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$32,213		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$3,000	(3)	$8,736,249	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$3,000		$9,025,074

Total	$35,213		$9,025,074

2015

	Registrant		Covered Entities(1)
Audit Fees	$32,213		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$3,000	(3)	$7,795,325	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$3,000		$8,007,325

Total	$35,213		$8,007,325

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets Money Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2016